UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2025

CARPARTS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 W. 190th Street, Suite 400, Torrance, CA 90504
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Series B Junior Participating Preferred Stock Purchase Right	N/A	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 13, 2025, Carparts.com, Inc. (the “Company”) received notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with certain of Nasdaq’s continued listing requirements, as the closing bid price of the Company’s shares had been below $1.00 per share for the previous 30 consecutive business days. The Company was given a period of 180 calendar days, or until December 10, 2025, to regain compliance with the minimum bid price requirement. In response, on December 9, 2025, the Company submitted an application to transfer the listing of its shares from The Nasdaq Global Select Market to The Nasdaq Capital Market.

The transfer of the Company’s listing to The Nasdaq Capital Market is not expected to have any immediate effect on trading in shares of the Company’s common stock. The Company’s shares will continue to trade uninterruptedly under the symbol “PRTS.” The Nasdaq Capital Market operates in substantially the same manner as The Nasdaq Global Select Market, and companies on The Nasdaq Capital Market must meet certain financial and corporate governance requirements to qualify for continued listing.

On December 15, 2025, the Nasdaq Listing Qualifications department approved the Company’s request to transfer the listing of the Company’s shares of common stock from The Nasdaq Global Select Market to The Nasdaq Capital Market. The transfer will take effect at the opening of business on December 16, 2025. The transfer of the Company’s listing to The Nasdaq Capital Market is not expected to have any immediate effect on trading in shares of the Company’s common stock. The Company’s shares will continue to trade uninterruptedly under the symbol “PRTS.” The Nasdaq Capital Market operates in substantially the same manner as The Nasdaq Global Select Market, and companies on The Nasdaq Capital Market must meet certain financial and corporate governance requirements to qualify for continued listing.

As a result of the transfer to The Nasdaq Capital Market, Nasdaq granted the Company a second period of 180 calendar days, or until June 8, 2026, to regain compliance with the minimum bid price requirement for continued listing. To regain compliance, the closing bid price of the Company’s shares must meet or exceed $1.00 per share for a minimum of 10 consecutive business days on or prior to June 8, 2026. Nasdaq’s determination to grant the additional 180-day compliance period was in part based on, among other things, the Company meeting the continued listing requirements of The Nasdaq Capital Market with the exception of the bid price requirement, and the Company having provided written notice of its intention to cure the deficiency during the additional compliance period, including by effecting a reverse stock split if necessary.

Following Nasdaq’s approval of the extended compliance period, the Company intends to continue to actively monitor the minimum bid price requirement and, as appropriate, will consider available options to resolve any deficiencies and regain compliance, including by effecting a reverse stock split if necessary.

Item 5.08	Shareholder Director Nominations.

2026 Annual Meeting of Stockholders

On December 10, 2025, the Board of Directors of the Company scheduled the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) for May 11, 2026. The record date for the 2026 Annual Meeting will be March 13, 2026. The Company will provide additional details regarding the exact time, location and matters to be voted on at the 2026 Annual Meeting in the Company’s proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2026 Annual Meeting.

Stockholder Proposal and Director Nominations Deadlines

Because the scheduled date of the 2026 Annual Meeting is more than 30 days before the anniversary of the Company’s 2025 Annual Meeting of Stockholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the 2026 Annual Meeting previously set forth in the Company’s 2025 proxy statement are no longer applicable. Pursuant to Rule 14a-5(f) and Rule 14a-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing notice of revised deadlines in connection with the 2026 Annual Meeting (i) for the submission of stockholder proposals in compliance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”) and (ii) under the advance notice provisions applicable to stockholders desiring to bring nominations for directors or proposals other than pursuant to Rule 14a-8.

Revised Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2026 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2026 Annual Meeting must be received by the Company’s Corporate Secretary at 2050 W. 190th Street, Suite 400, Torrance, California 90504, Attention: Corporate Secretary no later than February 10, 2026, which the Company believes to be a reasonable time before it expects to begin to print and send its proxy materials for the 2026 Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting.

Revised Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

The Company’s Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company’s Corporate Secretary regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Company’s Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2026 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Company’s Bylaws to the Company’s Corporate Secretary not earlier than the close of business on January 11, 2026, and not later than close of business on February 10, 2026.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2025	CARPARTS.COM, INC.

	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	Chief Executive Officer